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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 30, 1998


                          Discover Card Master Trust I
                ------------------------------------------------
               (Exact name of registrant as specified in charter)



      Delaware                     0-23108                       51-0020270
      --------                     -------                       ----------
     (State of                   (Commission                   (IRS Employer
    Organization)                File Number)               Identification No.)


c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                                                19720
-----------------------------------------                           -----
(Address of principal executive offices)                         (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7184


Former name or former address, if changed since last report: Not Applicable


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Item 5.           Other Events
                  ------------

             Amendment to Pooling and Servicing Agreement. On November 30, 1998, Greenwood Trust Company ("Greenwood") as Master Servicer, Servicer and Seller and U.S. Bank National Association, as Trustee (the "Trustee") for the Discover Card Master Trust I (the "Trust"), entered into the Fourth Amendment (the "Amendment"), dated as of November 30, 1998, to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of October 1, 1993, between Greenwood and the Trustee, as amended. A copy of the Amendment is filed herewith as Exhibit 4.1

Item 7.           Exhibits
                  --------
Exhibit No.  Description
-----------  -----------

Exhibit 4.1 Fourth Amendment to the Pooling and Servicing Agreement between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee.

Item 8.           Change in Fiscal Year.
                  ----------------------

             On November 30, 1998, Greenwood determined to change the fiscal year for the Trust to a fiscal year beginning on December 1 of each year and ending on November 30 of each year. Greenwood will file a report on Form 10-K on behalf of the Trust for the transition period from January 1, 1998 to November 30, 1998.



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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              Discover Card Master Trust I
                                  (Registrant)


                              By: Greenwood Trust Company
                                  (Originator of the Trust)


Date: November 30, 1998           By: /s/ Steven L. Mahon
                                      ---------------------------------
                                        Steven L. Mahon
                                        Vice President, Bank Operations



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                                INDEX TO EXHIBITS
                                -----------------

Exhibit                        Description                                Page
-------                        -----------                                ----
Exhibit 4.1       Fourth Amendment to the Pooling and Servicing            5
                  Agreement between Greenwood Trust Company as
                  Master Servicer, Servicer and Seller and
                  U.S. Bank National Association as Trustee.




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